EXHIBIT  23.1  CONSENT  OF  PERRELLA  &  ASSOCIATES,  P.A.


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation of our report dated April 9, 2004 relating to the financial statements of Songzai International Holding Group, Inc., (Formerly: Heritage Companies, Inc.) in Amendment No. 1 to the Registration Statement on Form S-8, dated October 15, 2004, and to the reference to our firm under Item 13. "Experts."


/s/Perrella  &  Associates,  P.A.
---------------------------------
Perrella  &  Associates,  P.A.


Pompano  Beach,  FL
October  15,  2004


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